                                  EXHIBIT 10.5
                                  ------------



                              W I T N E S S E T H:



THAT WHEREAS, Owner, as Landlord, did execute a Lease dated September 2, 1992 with Lessee, as Tenant, covering a portion of that certain real property described in Exhibit "A" attached hereto and by this reference incorporated herein; and

WHEREAS, Owner has previously executed, a deed of trust and note in the sum of $7,225,000.00 dated October 4, 1988, in favor of UNION BANK (hereinafter referred to as "Lender"), payable with interest and upon the terms and conditions described therein, which deed of trust was recorded October 6, 1988, as instrument No. 88135299 in the official Records of San Mateo County, California;

WHEREAS, it is to the mutual benefit of the parties hereto that Lender has made such loan to Owner;

NOW, THEREFORE, in consideration of the mutual benefits accruing to the parties hereto and other valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, it is hereby declared, understood and agreed as follows:

     1. That Lender would not have made the loan described above without the right to have Lessee enter into this Agreement.

     2. That this Agreement shall be the whole and only agreement between the parties hereto and shall supersede and cancel any prior agreements as to those provisions contained in the Lease above mentioned, which may or do provide for the subordination of the Lease and leasehold interest of Lessee to the deed or deeds of trust or a mortgage or mortgages to be thereafter executed.

     3. Lessee and Owner hereby agree and the recordation of this Agreement by or on behalf of Lender shall constitute Lender's agreement as follows:

          (a) In the event of foreclosure of said deed of trust, Lender will not join Lessee in any summary proceedings so long as Lessee is not in default under any of the terms, covenants or conditions of the Lease.

          (b) It is the express intent of the parties hereto that a foreclosure of said deed of trust, the exercise of the power of sale, or the exercise of any other remedies provided therein, or provided in any other instruments securing the indebtedness secured by said deed of trust, or the delivery of a deed to the subject premises in lieu of foreclosure, shall not, of itself, result in the termination of or otherwise affect the Lease, but Lender and any purchaser or other grantee upon foreclosure of said deed of trust or conveyance in lieu of foreclosure shall thereby automatically succeed to the position of Owner under the Lease.

          (c) If, by dispossession, foreclosure, exercise of the power of sale, or otherwise, Lender, its successors or assigns, or any purchaser at the foreclosure sale, or otherwise, shall come into possession of or become the owner of the premises demised by the Lease, such person shall succeed to the interest of Owner under the Lease, and, if no default then exists under the terms, conditions and provisions of the Lease, the Lease shall remain in effect as a lease of said demised premises, together with all of the rights and privileges therein contained, between such person and Lessee for the balance of the term of the Lease between Owner and Lessee.

               Lessee agrees to attorn to accept such person as Lessor under the Lease and to be bound by and to perform all of the obligations imposed by the Lease upon the Lessee therein, and Lender, its successors or assigns, or any purchaser at a foreclosure or trustee's sale, or otherwise, will not disturb the possession of Lessee and will be bound by all of the obligations imposed by the Lease upon the Lessor therein; provided, however, that Lender, or any purchaser at a foreclosure or trustee's sale or otherwise shall not be

                    (i) liable for any act or omission of a prior lessor (including Owner); or

                   (ii) subject to any offsets or defenses which Lessee might have against any prior lessor (including Owner); or

                  (iii) bound by any rent or additional rent which Lessee might have paid in advance to any prior lessor (including Owner) for any period beyond the month in which the foreclosure, sale termination or conveyance occurs; or

                   (iv) bound by any agreement or modification of the Lease made without the consent of Lender.

          (d) Upon the written request of either Lessee or Lender given to the other at the time of a foreclosure of said deed of trust or sale under power of sale therein contained or conveyance in lieu of foreclosure, and if no default then exists under the terms, conditions and provisions of the Lease, Lessee and Lender agree to execute a lease of the premises demised by the Lease upon the same terms and conditions as the Lease between Owner and Lessee, which lease shall cover any unexpired terms of the Lease existing prior to such foreclosure, trustee's sale or conveyance in lieu of foreclosure.

     4. This Agreement shall be binding upon and inure to the benefit of Lender and the parties hereto and their respective successors and assigns upon recordation by or on behalf of Lender.


LESSEE                              OWNER


DepoMed Systems, Inc.,              1170 Chess Drive Limited
a California Corporation            Partnership,
                                    a Texas Limited Partnership


BY:/s/  John W. Shell               BY:
   --------------------------          ------------------------
                                         J. McDonald Williams,
                                         General Partner

                                    BY:  Trammell Crow Foundation,
                                         Ltd., a Texas Limited
                                         Partnership,
                                         General Partner

UNION BANK                             BY: TCF, Inc., a Texas
                                       Corporation, General Partner

BY_________________________              BY:___________________
Daniel L. Rosenbaum,                         Trammell Crow,
Assistant Vice President                     President



BY_________________________
  Kathleen A. Ormseth,
  Vice President & Manager

                      This page intentionally left blank.

                                   EXHIBIT A


Attached to and made a part of Non-Disturbance and Attornment Agreement

  All that property situated in the State of California, County of San Mateo, City of Foster City described as follows:

  PARCEL I
  --------

  Lots 23, 24 and a portion of Lot 29, as designated on the map entitled "Tract No. 820 Foster City- Industrial Park No. 1 in unincorporated territory San Mateo County, California", which map was filed in the office of the recorder of the County of San Mateo, State of California on January 15, 1964 in Book 59 of Maps at Pages 35, 36 and 37, said portion of Lot 29 being are particularly described as follows:

  Beginning at the most Southerly Corner of said Lot 29; thence from said point of beginning along the Southwesterly Line of said Lot 29, North 47 degrees 48' 14" West 218.63 feet; thence North 3 degrees 33' 57" West 134.12 feet; thence along the Northerly line of said Lot 29 North 86 degrees 26' 03" East 33.97 feet; thence crossing Lot 29, South 35 degrees 47' 43" East 297.54 feet to a point on the Northwesterly line of Chess Drive as shown on said Map; thence along said Northwesterly line South 42 degrees 11' 46" West 56.00 feet to the point of beginning.

  This deed is made and accepted upon the covenants and restrictions set forth in that Declaration of Restrictions recorded January 15, 1964 in Book 4628 of Official Records, San Mateo County at Page 1, and the amendment thereto recorded March 18, 1966 in Book 5130 of Official Records, San Mateo County at Page 138, all of which are incorporated herein by reference to said Declaration with the sam effect as though fully set forth herein.

  PARCEL 2
  --------

  Parcel A as said Parcel is shown on the certain map entitled "Parcel Map 8-73 in the incorporated territory of the City of Foster City, County of San Mateo, State of California, being a resubdivision of Parcels A & B of parcel map recorded in Book 12 of parcel maps at Page 21, and also being a resubdivision of Lots 25 and 26 Tract No. 820, Foster City, Industrial Park Unit No. 1, recorded in Book 59 of Maps at Pages 35 to 37 inclusive, San Mateo County Records", which map was filed in the office of the Recorder of the County of San Mateo, State of California on July 6, 1973 in Book 21 of Parcel Maps, Page 19.

  PARCEL 3
  --------

  Parcel "B" as said parcel is shown on that certain nor entitled "Parcel Map 8-73 in the incorporated territory of the City of

  Foster City, County of San Mateo, State of California being a resubdivision of Parcel A & B of parcel map recorded in Book 12 of parcel maps at Page 21 and also being a resubdivision of Lots 25 & 26 Tract No. 820, Foster City-Industrial Park Unit No. 1 recorded in Volume 59 of Maps at Page 35 to 37 inclusive, San Mateo County Records", which map was filed in the Office of the Recorder of the County of San Mateo, State of California on July 6, 1973 in Volume 21 of parcel maps at Page 19.

  PARCEL 4
  --------

  Together with a non-exclusive easement for ingress and egress over and across the South 10 feet of the West 62 feet of Parcel "C" as said Parcel is shown on that certain map entitled "Parcel Map 8-73 in the incorporated territory of the City of Foster City, County of San Mateo, State of California being a resubdivision of Parcels A & B of parcel map recorded in Book 12 of parcel maps at Page 21 and also being a resubdivision of Lots 25 and 26 Tract No. 820, Foster City-Industrial Park Unit No. 1 recorded in Volume 59 of Maps at Pages 35 to 37 inclusive, San Mateo County Records", which map was filed in the Office of the Recorder of the County of San Mateo, State of California on July 6, 1973 in Volume 21 of parcel maps at Page 19.

State of California           )
County of California          )


On February 2, 1993 before me, Judith I. Berrett, personally appeared JOHN W. SHELL, President of DepoMed Systems, Inc. personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.


Signature:  /s/ Judith I. Berrett
            ------------------------

                                                 [OFFICIAL STAMP]


State of California          )
County of ___________________)


On _________  __ ____, before me, _____________________, personally appeared
__________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

  WITNESS my hand and official seal.

Signature:
           --------------------


State of California             )
County of ______________________)

On _________  __ ____, before me, _____________________, personally appeared
________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

  WITNESS my hand and official seal.

Signature:
           ----------------------

                                   EXHIBIT B

                          TENANT ESTOPPEL CERTIFICATE

Tenant:    Depomed Systems, Inc.
           ---------------------

THIS IS TO CERTIFY:

  1.    That the undersigned is the Tenant under that certain Lease dated

September 15, 1992, by and between 1170 Chess Drive Limited Partnership
------------------                 ------------------------------------
("Landlord") and the undersigned ("Tenant") covering those certain premises as more particularly described in the Lease (the "Premises").

  2. A true and correct copy of the Lease and all amendments thereto is attached hereto as Exhibit A. The Lease is in full force and effect and is the
                   ---------
only lease or agreement between the Tenant and the Landlord affecting the Premises.

  3. To the best of Tenant's knowledge, the information set forth below is true and correct:


     (a)  Square footage of the premises:            3,300
                                                     -------
     (b)  Annual rent as of the commencement
          of Lease:                                  31,680
                                                     ------
     (c)  Current annual rent (if different
          than at commencement):
     (d)  Lease term commenced:                      9/15/92
                                                     -------
     (e)  Lease termination date:                    3/31/95
                                                     -------
     (f)  Rent is paid to and
          including:                                 4/30/93
                                                     -------
     (g)  Security Deposit:                          3,389
                                                     -------
     (h)  Prepaid rent for and in                    0
          amount of:                                 -------

     (i)  Current charges outstanding
          as of 4/8/93
                ------


     DATE        AMOUNT           DESCRIPTION
     ----        ------           -----------
     3/26/93     $455.89          Electric billback (2/2-3/4)
     -------     -------          ---------------------------
     3/26/93     $122.93          Gas billback (2/2-3/4)
     -------     -------          ---------------------------

     4. The Tenant, unless otherwise stated on Exhibit B, now occupies the Premises, accepts the Premises in their current condition, and is not aware of any defect in the Premises. No rent has been collected in the current month other than disclosed in Paragraph 3 above. No free rent or other concessions benefits, or inducements other than as specified in the lease have been granted to Tenant or undertaken by Landlord.

     5. The Tenant has not been granted any renewal, expansion or purchase options and has not been granted any rights of first refusal except as disclosed in writing in the Lease.

     6. Neither Tenant nor Landlord is in default under the Lease and there has not occurred any event, which by notice or lapse of time or both or otherwise, will result in any default.

     7. As of the date hereof and except as set forth in the Lease, the undersigned is entitled to no credit, offset, or deduction in rent. Tenant knows of no liabilities or obligations of Landlord which have accrued but are unsatisfied under the Lease as of the date of this Certificate.

     8. To the best of Tenant's knowledge, there are no actions, whether voluntary or otherwise, pending against the undersigned under the Bankruptcy laws or other laws for the relief of debtors of the United States or any state thereof.

DATED this 21st day of April, 1993.
           ----        -----


                              Tenant

                              Depomed Systems Inc.
                              -------------------------


                              -------------------------
                              a California corporation


                              By: /s/ John W. Shell
                                  ----------------------

                              Its:   President & CEO
                                   ---------------------